Photronics Confidential
Semiconductor & Flat Panel Display Revenue
Semiconductor & Flat Panel Display Revenue
($ in millions)
9 Mos. Fiscal Year
2006 2005 2004
$340 $441 $396 Grand Total
75 79 36 FPD Revenue
$265 $362 $360 IC Revenue
Slide # 1
Exhibit 99.2

Photronics Confidential
Q2-FY06 Q3-FY06 Q1-FY06
Actual Actual Actual
$108 $119 $112 Grand Total
21 28 26 FPD Revenue
$ 87 $ 91 $ 86 IC Revenue
Note:
• Q3 shortfall from initial guidance based on expected growth in FPD revenue over Q2 performance
• IC was in line with expectations
Semiconductor & Flat Panel Display Revenue
Semiconductor & Flat Panel Display Revenue
($ in millions)
Slide # 2